SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   October 28, 2004

GUARANTY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Texas	0-23113	75-1656431
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 West Arkansas
Mount Pleasant, Texas	75455
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (903) 572-9881

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02  Results of Operations and Financial Condition

          On October 27, 2004, Guaranty Bancshares, Inc. publicly disseminated a press release announcing its financial results for the third quarter ended September 30, 2004.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

Exhibits.  The following materials are filed as exhibits to this Current Report on Form 8-K:

          99.1 - Press Release issued by Guaranty Bancshares, Inc. dated October 27, 2004.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARANTY BANCSHARES, INC.

Dated: October 28, 2004	By:	/s/ CLIFTON A PAYNE

Clifton A. Payne
Senior Vice President and
Chief Financial Officer